UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue, Ferndale, Michigan 48220

(Address of principal executive offices, including zip code)

(877) 787-6268

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions, Inc. and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release titled “AITX Accelerates Path to Positive Monthly Cash Flow through Spending Reductions,” reporting preliminary, unaudited and unreviewed internal management information regarding cash payments across selected operating categories for the months of July and August 2026, and providing an update on the implementation of the company-wide cost reduction plan (the “Plan”) previously announced in the Company’s Current Report on Form 8-K furnished with the Securities and Exchange Commission on August 3, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information contained herein or therein.

Note Regarding Preliminary Management Information

The July and August 2026 figures described in Exhibit 99.1 are preliminary, unaudited and unreviewed internal management figures derived from the Company’s accounting records and remain subject to adjustment as the Company completes its monthly financial review. They have not been audited or reviewed by the Company’s independent registered public accounting firm. The selected cash-payment amounts are not measures calculated in accordance with generally accepted accounting principles (“GAAP”), are not measures of total operating expenses or of net cash provided by or used in operating activities, and reflect a sequential month-over-month comparison that is separate from the fiscal quarter ended May 31, 2026 baseline used for the Plan’s approximately $200,000 monthly cash SG&A reduction objective. Results for a single month should not be viewed as establishing a permanent expense run rate or as indicative of results for any future period, including the fiscal quarter ended August 31, 2026. Reference is made to the sections of Exhibit 99.1 captioned “Note Regarding Preliminary Management Information” and “Certain Information Regarding the Company’s Financial Condition.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements, including statements regarding the amount, timing and sustainability of the Company’s anticipated cost reductions; management’s belief that the Plan is progressing faster than expected; the Company’s ability to reduce monthly cash selling, general and administrative expenditures by approximately $200,000 by December 31, 2026; the anticipated annualized run-rate effect of those reductions; the implementation of additional staffing, compensation and third-party cost actions and the expectation that the remaining actions will be substantially implemented by December 31, 2026; the Company’s ability to preserve customer deployments, service levels and revenue-generating activities while implementing the Plan; the effect of cost reductions on the revenue growth required to achieve positive monthly cash flow from operations; and the Company’s objective of achieving positive monthly cash flow from operations by calendar year-end.

These statements are based on management’s current expectations and assumptions and are subject to significant risks and uncertainties. Actual results could differ materially. Factors that could cause actual results to differ include, among others: that the preliminary, unaudited and unreviewed figures described in Exhibit 99.1 are adjusted or revised; that month-to-month cash payments are affected by commissions, compensation deferrals, payment timing or other factors; that anticipated cost reductions are delayed, reduced, not achieved or not sustained; that deferred compensation and other retained obligations increase future cash requirements; that implementation costs, severance expenses, vendor obligations or other expenditures offset some or all of the anticipated savings; that reductions in staffing, compensation or outside services adversely affect operations, development, customer deployments, service levels or revenue-generating activities; that revenue growth, recurring revenue, collections or cash receipts are lower than expected; that customer attrition, working capital requirements, inventory purchases, production costs, debt service, financing costs or other cash requirements increase; that the Company does not achieve positive monthly cash flow from operations within the anticipated period, or at all, or is unable to sustain it once achieved; the Company’s history of losses, negative working capital and stockholders’ deficit; the substantial doubt regarding the Company’s ability to continue as a going concern; the Company’s continued dependence on external financing, including variable-priced equity financing that results in dilution to existing stockholders; and the other risks described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026, as amended, and in the Company’s subsequent filings with the Securities and Exchange Commission, available at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. The Company does not qualify for the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

Certain Information Regarding the Company’s Financial Condition

The information in this Current Report on Form 8-K and in Exhibit 99.1 should be read together with the following. The Company has not been profitable in any fiscal year of its operating history and has reported significant operating losses, negative working capital and a stockholders’ deficit. Its auditors issued a going concern qualification expressing substantial doubt about the Company’s ability to continue as a going concern. The Company’s cash on hand is not sufficient to fund operations for any extended period without additional financing, which may not be available on acceptable terms or at all and is expected to be dilutive to existing stockholders. Investors should review the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026, as amended, and its subsequent filings with the Securities and Exchange Commission, available at www.sec.gov, for a complete description of these matters.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Artificial Intelligence Technology Solutions, Inc. dated September 8, 2026 (furnished, not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

Date: September 8, 2026	By:	/s/ Steve Reinharz
	Name:	Steve Reinharz
	Title:	Chief Executive Officer